Exhibit 10.30

THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment to Employment Agreement (this “Amendment”) is made and entered into as of February 1, 2010, by and between BancTec, Inc., a Delaware corporation (the “Company”) and the undersigned executive officer of the Company (the “Executive” or “you”).

RECITALS:

WHEREAS, the parties hereto entered into that certain (i) Employment Agreement, dated May 27, 2007 (the “Original Employment Agreement”), (ii) First Amendment to Employment Agreement, dated August 1, 2008 (the “First Amendment”), and (iii) the Second Amendment to Employment Agreement, dated June 1, 2009 (the “Second Amendment” and together with the Original Employment Agreement and the First Amendment, the “Employment Agreement”); and

WHEREAS, the parties hereto desire to amend the Employment Agreement in accordance with Section XII thereof, as provided in this Amendment.

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The parties acknowledge and agree that the paragraph added to the end of Section III, Subsection B of the Employment Agreement, pursuant to Section 3 of the Second Amendment, is hereby deleted and replaced in its entirety by the following:

The parties acknowledge that an amount equal to £10,800 (minus statutory withholdings) has been prepaid by the Company to Executive under the Company’s 2009 Executive Incentive Plan (which Plan replaced the Profit Share Plan referenced above) and included in the Executive’s taxable income for 2009.

2.             The parties hereby acknowledge and agree that except as expressly provided above, the balance of the Employment Agreement remains unchanged and is hereby ratified and confirmed in all respects.

3.             All capitalized terms used herein which are not otherwise herein defined shall have the meanings ascribed to them in the Employment Agreement.

4.             This Amendment shall be governed by and construed in accordance with the laws of the State of Texas, as applied to contracts made and performed within the State of Texas.

5.             The parties hereto may sign any number of copies or counterparts of this Amendment.  Each signed copy or counterpart shall be an original, but each of them together shall represent the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written, to be effective and binding as of such date.

EXECUTIVE	BANCTEC, INC.

/s/ Michael Peplow	By:	/s/ J. Coley Clark
Michael Peplow	J. Coley Clark
Chairman and Chief Executive Officer

[signature page to THIRD amendment to employment agreement]